UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdictions of Incorporation)	001-38465 (Commission File Number)	91-2183967 (I.R.S. Employer Identification Number)

221 Main St., Suite 1000 San Francisco, California (Address of Principal Executive Offices)		94105 (Zip Code)

(415) 489-4940 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 5, 2018, our board of directors elected Cynthia Gaylor to serve on our board, until her successor is elected and qualified, or sooner in the event of her death, resignation or removal. Ms. Gaylor joins the class of directors whose term expires at our 2020 annual stockholders’ meeting. She has been appointed to serve on our Audit Committee. Our board of directors has determined that Ms. Gaylor meets the requirements for independence under the applicable listing standards of The Nasdaq Stock Market LLC and the Securities Exchange Act of 1934, as amended.

Ms. Gaylor will be entitled to receive compensation in accordance with our Non-Employee Director Compensation Policy, a copy of which is attached as Exhibit 10.5 to our Quarterly Report on Form 10-Q for the period ended April 30, 2018, which was filed with the Securities and Exchange Commission on June 8, 2018.  Ms. Gaylor also will enter into our standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Gaylor and any other persons pursuant to which she was elected as a member of our board of directors. There are no family relationships between Ms. Gaylor and any director, executive officer, or any person nominated or chosen by us to become a director or executive officer. Ms. Gaylor is not a party to any current or proposed transaction with us for which disclosure is required under Item 404(a) of Regulation S-K.

(c)

Also on December 5, 2018, our board of directors appointed Scott V. Olrich to serve as the Company’s Chief Operating Officer. Mr. Olrich had served as our Chief Strategy and Marketing Officer since April 2017. From March 2015 to May 2017, he served as Chairman at Heighten Software, Inc., a sales technology software company that was acquired by LinkedIn Corp. From August 2004 to May 2014, Mr. Olrich served in various management roles at Responsys, Inc. (NASDAQ: MKTG), a marketing software company, including as President from May 2013 to May 2014 and as Chief Marketing and Sales Officer from August 2005 to April 2013. Mr. Olrich received a B.S. degree in Business Administration from San Diego State University.

There are no arrangements or understandings between Mr. Olrich and any other persons pursuant to which he was appointed as Chief Operating Officer. There are no family relationships between Mr. Olrich and any director, executive officer, or any person nominated or chosen by us to become a director or executive officer. Mr. Olrich is not a party to any current or proposed transaction with us for which disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2018

DOCUSIGN, INC.

By:	/s/ Reginald D. Davis
Reginald D. Davis
General Counsel